                                                                    EXHIBIT 99.4

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     SunGard expects that the Merger will be accounted for as a pooling of interests, which means that for accounting and financial reporting purposes SunGard will treat SunGard and Infinity as if they had always been combined. The pro forma information is provided for illustrative purposes only and should not be relied upon as necessarily being indicative of the historical results that SunGard and Infinity would have had if the companies actually had always been combined, or the results which may be obtained in the future.

     The Unaudited Pro Forma Combined Condensed Financial Data should be read along with the historical financial statements and the related notes of SunGard and Infinity, all of which are incorporated by reference in this Proxy Statement/Prospectus.

                           SUNGARD DATA SYSTEMS INC.
               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       HISTORICAL   HISTORICAL     PRO FORMA       PRO FORMA
                                                         SUNGARD     INFINITY     ADJUSTMENTS      COMBINED
                                                       -----------  ----------    -----------    -----------
Revenues.............................................    $609,557      $46,209           --       $ 655,766
Operating expenses, excluding purchased in-process
  research and development and other costs...........     505,321       38,014           --         543,335
Purchased in-process research and development and
  merger costs.......................................       9,956          861           --          10,817
                                                         --------      -------       -------      ---------
Operating income.....................................      94,280        7,334           --         101,614
Net interest income (expense)........................        (641)       1,064           --             423
                                                         --------      -------  -----------       ---------
Income before income taxes...........................      93,639        8,398           --         102,037(3)
Income taxes.........................................      38,661        3,023           --          41,684
                                                         --------      -------  -----------       ---------
Net income...........................................    $ 54,978      $ 5,375           --       $  60,353(3)
                                                         ========      =======  ===========       =========
Fully diluted net income per common share............    $   0.62      $  0.26           --       $    0.59
                                                         ========      =======  ===========       =========
Shares used to compute fully diluted net income per        88,620       20,990       (6,717)(2)     102,893
  common share.......................................    ========      =======  ===========       =========




  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       HISTORICAL   HISTORICAL     PRO FORMA       PRO FORMA
                                                         SUNGARD     INFINITY     ADJUSTMENTS      COMBINED
                                                       -----------  ----------  ---------------  -------------
Revenues.............................................   $ 670,309      $41,548           --       $ 711,857
Operating expenses, excluding purchased in-process
  research and development and merger costs..........     559,440       33,049           --         592,489
Purchased in-process research and development and
  merger costs.......................................      51,083           --           --          51,083
                                                        ---------      -------     --------       ---------
Operating income.....................................      59,786        8,499           --          68,285
Net interest income..................................       3,783          218           --           4,001
                                                        ---------      -------     --------       ---------
Income before income taxes...........................      63,569        8,717           --          72,286(3)
Income taxes.........................................      28,668        3,312           --          31,980
                                                        ---------      -------     --------       ---------
Net income...........................................   $  34,901      $ 5,405           --       $  40,306(3)
                                                        =========      =======     ========       =========
Fully diluted net income per common share............       $0.41        $0.28           --           $0.41
                                                        =========      =======     ========       =========
Shares used to compute fully diluted net income per        86,122(1)    19,243       (6,158)(2)      99,207
  common share.......................................   =========      =======     ========       =========




  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        HISTORICAL   HISTORICAL     PRO FORMA       PRO FORMA
                                                         SUNGARD     INFINITY      ADJUSTMENTS      COMBINED
                                                       -----------  -----------  ---------------  -------------
Revenues.............................................   $ 532,628      $24,738            --       $ 557,366
Operating expenses, excluding merger
  costs..............................................     448,314       19,062            --         467,376
Merger costs.........................................       4,238           --            --           4,238
                                                        ---------      -------      --------       ---------
Operating income.....................................      80,076        5,676            --          85,752
Net interest income..................................       5,036           31            --           5,067
                                                        ---------      -------      --------       ---------
Income before income taxes...........................      85,112        5,707            --          90,819 (3)
Income taxes.........................................      36,440        2,258            --          38,698
                                                        ---------      -------      --------       ---------
Net income...........................................      48,672        3,449            --          52,121 (3)
Preferred stock redemption...........................          --       (1,276)           --          (1,276)
                                                        ---------      -------      --------       ---------
Net income attributable to common stockholders.......   $  48,672      $ 2,173            --       $  50,845 (3)
                                                        =========      =======      ========       =========
Fully diluted net income per common share............       $0.61        $0.12            --           $0.55
                                                        =========      =======      ========       =========
Shares used to compute fully diluted net income per
  common share.......................................      79,336(1)      18,382      (5,882)(2)      91,836
                                                        =========      =======      ========       =========



  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       HISTORICAL   HISTORICAL     PRO FORMA       PRO FORMA
                                                         SUNGARD     INFINITY     ADJUSTMENTS      COMBINED
                                                       -----------  ----------  ---------------  -------------
Revenues.............................................   $ 437,190      $12,595           --       $ 449,785
Operating expenses...................................     366,864       10,471           --         377,335
                                                        ---------      -------     --------       ---------
Operating income.....................................      70,326        2,124           --          72,450
Net interest income..................................       2,202           15           --           2,217
                                                        ---------      -------     --------       ---------
Income before taxes..................................      72,528        2,139           --          74,667(3)
Income taxes.........................................      29,441          498           --          29,939
                                                        ---------      -------     --------       ---------
Net income...........................................   $  43,087      $ 1,641           --       $  44,728(3)
                                                        =========      =======     ========       =========
Fully diluted net income per common share............   $    0.56      $  0.09           --       $    0.50
                                                        =========      =======  ===========       =========
Shares used to compute fully diluted net income per
  common share.......................................      77,004(1)    17,866       (5,717)(2)      89,153
                                                        =========      =======  ===========       =========



  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
                  PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                (IN THOUSANDS)


                                                    HISTORICAL   HISTORICAL      PRO FORMA      PRO FORMA
                                                      SUNGARD     INFINITY      ADJUSTMENTS      COMBINED
                                                    -----------  -----------  ---------------  ------------
ASSETS:
Cash and equivalents..............................    $ 32,841      $41,080            --       $ 73,921
Accounts receivable, net..........................     190,272       20,893            --        211,165
Prepaid expenses and other current assets.........      20,415          510            --         20,925
Deferred income taxes.............................      20,628          887            --         21,515
                                                      --------      -------      --------       --------
     Total current assets.........................     264,156       63,370            --        327,526
Property and equipment, net.......................     116,673        3,468            --        120,141
Intangible assets.................................     356,512          927            --        357,439
                                                      --------      -------      --------       --------
     Total assets.................................    $737,341      $67,765            --       $805,106
                                                      ========      =======      ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Short-term and current portion of long-term debt      $ 20,847      $   302            --       $ 21,149
Accounts payable..................................      12,383        3,439            --         15,822
Accrued compensation and benefits.................      39,428        4,794            --         44,222
Other accrued expenses............................      34,907        2,528            --         37,435
Deferred revenues.................................     100,916        8,774            --        109,690
                                                      --------      -------      --------       --------
     Total current liabilities....................     208,481       19,837            --        228,318
Long-term debt                                           3,037          463            --          3,500
Stockholders' Equity:
     Preferred stock..............................          --           --            --             --
     Common stock.................................         868       33,368       (33,238)(2)        998
     Capital in excess of par value...............     181,880           --        33,238 (2)    215,118
     Notes receivable from stockholders...........         (96)        (438)           --           (534)
     Restricted stock plans and deferred
       compensation...............................      (1,281)        (391)           --         (1,672)
     Retained earnings............................     349,923       14,948            --        364,871 (3)
     Foreign currency translation adjustment......      (5,381)         (22)           --         (5,403)
                                                      --------      -------      --------       --------
                                                       525,913       47,465            --        573,378
     Treasury stock...............................         (90)          --            --            (90)
                                                      --------      -------      --------       --------
     Total stockholders' equity...................     525,823       47,465            --        573,288
                                                      --------      -------      --------       --------
     Total liabilities and stockholders' equity...    $737,341      $67,765            --       $805,106
                                                      ========      =======      ========       ========



   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
                  PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                                (IN THOUSANDS)


                                                    HISTORICAL   HISTORICAL      PRO FORMA      PRO FORMA
                                                      SUNGARD     INFINITY      ADJUSTMENTS      COMBINED
                                                    -----------  -----------  ---------------  ------------
ASSETS:
Cash and equivalents..............................    $ 46,072      $36,952            --       $ 83,024
Accounts receivable, net..........................     158,246       18,802            --        177,048
Prepaid expenses and other current assets.........      18,507          337            --         18,844
Deferred income taxes.............................      13,632          878            --         14,519
                                                      --------      -------      --------       --------
     Total current assets.........................     236,457       56,978            --        293,435
Property and equipment, net.......................     109,523        2,896            --        112,419
Intangible assets.................................     333,338          430            --        333,768
                                                      --------      -------      --------       --------
     Total assets.................................    $679,318      $60,304            --       $739,622
                                                      ========      =======      ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Short-term and current portion of long-term debt      $ 34,932      $   368            --       $ 35,300
Accounts payable..................................      13,531        1,739            --         15,270
Accrued compensation and benefits.................      41,581        3,959            --         45,540
Other accrued expenses............................      29,877        2,861            --         32,738
Deferred revenues.................................      90,345       10,399            --        100,744
                                                      --------      -------      --------       --------
     Total current liabilities....................     210,266       19,326            --        229,592
Long-term debt....................................       4,414          553            --          4,967
Stockholders' Equity:
     Preferred stock..............................          --           --            --             --
     Common stock.................................         423       32,207       (32,077)(2)        553
     Capital in excess of par value...............     175,937           --        32,077 (2)    208,014
     Notes receivable from stockholders...........        (559)        (826)           --         (1,385)
     Restricted stock plans and deferred
       compensation...............................      (1,535)        (508)           --         (2,043)
     Retained earnings............................     292,113        9,573            --        301,686 (3)
     Foreign currency translation adjustment......        (266)         (21)           --           (287)
                                                      --------      -------      --------       --------
                                                       466,113       40,425            --        506,538
     Treasury stock...............................      (1,475)          --            --         (1,475)
                                                      --------      -------      --------       --------
     Total stockholders' equity...................     464,638       40,425            --        505,063
                                                      --------      -------      --------       --------
     Total liabilities and stockholders' equity...    $679,318      $60,304            --       $739,622
                                                      ========      =======      ========       ========



  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                           SUNGARD DATA SYSTEMS INC.
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)


                             NOTE I -- STOCK SPLIT

The number of fully diluted shares used to calculate net income per common share has been adjusted retroactively to reflect two-for-one stock splits which occurred in July 1995 and September 1997.

                            NOTE 2--EXCHANGE RATIO

Under the Reorganization Agreement, subject to the provisions contained therein relating to the payment of cash in lieu of fractional shares, each outstanding share of Infinity Common Stock will be converted into the right to receive 0.68 of a share of SunGard Common Stock (subject to adjustment as appropriate to reflect any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction involving the SunGard Common Stock or the Infinity Common Stock between the date of the Reorganization Agreement and the effective time of the Merger). Also, all options to purchase shares of
  Infinity Common Stock will be converted into options to purchase shares of SunGard Common Stock (subject to appropriate adjustments to the exercise price and number of shares subject thereto based upon the foregoing exchange ratio).
 This exchange ratio was used in computing shares and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

                             NOTE 3---MERGER COSTS

All pro forma information excludes merger costs, estimated to be approximately
  $4.0 million. These costs are principally comprised of investment advisory, legal, accounting and printing costs and will be charged to expense in the period the Merger is consummated.